Exhibit 99.1

Contact: Dana Hambly, Vice President, Finance & Investor Relations
Phone: (615) 890-9100

NHI Issues Investor Update

MURFREESBORO, Tenn.-- (November 6, 2025) -- National Health Investors, Inc. (NYSE: NHI) has issued the following investor update which can be found at:

https://investors.nhireit.com/News/presentations-and-webcasts/default.aspx

About NHI
National Health Investors, Inc. (NYSE: NHI), established in 1991, is a self-managed real estate investment trust specializing in sale-leaseback, joint venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. NHI’s portfolio consists of independent living facilities, assisted living and memory care communities, entrance-fee retirement communities, senior living campuses, skilled nursing facilities and specialty hospitals. For more information, visit www.nhireit.com.

Forward-Looking Statement

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s, tenants’, operators’, borrowers’ or managers’ expected future financial position, results of operations, cash flows, funds from operations, dividend and dividend plans, financing opportunities and plans, capital market transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, acquisition integration, growth opportunities, expected lease income, continued qualification as a REIT, plans and objectives of management for future operations, continued performance improvements, ability to service and refinance debt obligations, ability to finance growth opportunities, and similar statements including, without limitation, those containing words such as “may”, “will”, “should”, “believes”, “anticipates”, “expects”, “intends”, “estimates”, “plans”, “projects”, “target”, “likely” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things; the operating success of tenants, managers and borrowers for collection of rent and interest income; the risk that tenants, managers and borrowers may become subject to bankruptcy or insolvency proceedings; risks related to the concentration of a significant percentage of the Company’s portfolio to a small number of tenants; risks associated with pandemics, epidemics or outbreaks on operators’ business and results of operations; risks related to governmental regulations and payors, principally Medicare and Medicaid, and the effect that changes in laws, regulations and reimbursement rates would have on the tenants’ and borrowers’ business; the risk that the cash flows of tenants, managers and borrowers may be adversely affected by increased liability claims and liability insurance costs; the risk that the Company may not be fully indemnified by its tenants, managers and borrowers against future litigation; the success of property development and construction activities, which may fail to achieve the operating results the Company expects; the risk that the illiquidity of real estate investments could impede the Company’s ability to respond to adverse changes in the performance of its properties; risks associated with investments in unconsolidated entities, including the lack of sole decision-making authority and the reliance on the financial condition of other interests; risks related to the joint venture investment with Life Care Services for Timber Ridge; inflation and increased interest rates;

adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions; operational risks with respect to the SHOP structured communities; risks related to the ability to maintain the privacy and security of Company information; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; the success of future acquisitions and investments; the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; competition for acquisitions may result in increased prices for properties; the ability to retain the Company’s management team and other personnel and attract suitable replacements should any such personnel leave; the risk that the Company’s assets may be subject to impairment charges; risks related to the ability to raise capital through equity sales; the potential need to refinance existing debt or incur additional debt in the future, which may not be available on terms acceptable to us; the ability to meet covenants related to indebtedness which impose certain operational limitations and a breach of those covenants could materially adversely affect the Company’s financial condition and results of operations; downgrades in the Company’s credit ratings could have a material adverse effect on its cost and availability of capital; the Company relies on external sources of capital to fund future capital needs, and if the Company encounters difficulty in obtaining such capital, the Company may not be able to make future investments necessary to grow its business or meet maturing commitments; dependence on revenues derived mainly from fixed rate investments in real estate assets, while a portion of the Company’s debt bears interest at variable rates; the ability to pay dividends in the future; disruptions to the management and operations of the business and the uncertainties caused by activist investors; adverse economic effects from international trade disputes (including threatened or implemented tariffs imposed by the United States and threatened or implemented tariffs imposed by foreign countries in retaliation) or similar events impacting economic activity; legislative, regulatory, or administrative changes; and dependence on the ability to continue to qualify for taxation as a REIT and other risks which are described under the heading “Risk Factors” in Item 1A in the Company’s Form 10-K for the year ended December 31, 2024 and under the heading “Risk Factors” in Item 1A in its Form 10-Q for the quarter ended September 30, 2025. Many of these factors are beyond the control of the Company and its management. The Company assumes no obligation to update any of the foregoing or any other forward-looking statements, except as required by law, and these statements speak only as of the date on which they are made. Investors are urged to carefully review and consider the various disclosures made by NHI in its periodic reports filed with the Securities and Exchange Commission, including the risk factors and other information in the above referenced Form 10-K and Form 10-Q. Copies of these filings are available at no cost on the SEC’s web site at https://www.sec.gov or on NHI’s web site at www.nhireit.com.